                                                                   EXHIBIT 10.14


STATE OF NORTH CAROLINA   )
                          )        LEASE AGREEMENT
COUNTY OF FORSYTH         )

________________________________________________________________________________


     THIS LEASE AGREEMENT ("Lease") is made and entered into as of the 4/th/ day of December 1998 by and between Rhino Real Estate LLC, a North Carolina limited liability company ("Landlord") and Blue Rhino Corporation, a Delaware corporation ("Tenant").


                             W I T N E S S E T H :
                             -------------------

     In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be performed, Landlord hereby grants, demises and leases to the Tenant, and Tenant hereby takes and hires from Landlord the two (2) office buildings owned by the Landlord located at 100 Cambridge Plaza Drive and 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104, each containing seven thousand ninety (7,090) square feet of space together with the parking lots, surrounding grounds, appurtenances, rights, interests, easements and privileges in any way pertaining thereto (the "Premises").

     THIS LEASE is made upon the following terms and conditions:


                                   ARTICLE I
                                   ---------
                                     TERM
                                     ----

     Section 1.01.  Commencement Date. The term of this Lease shall commence on
     ------------   -----------------
January 1, 1999.

     Section 1.02.  Length of Term. The term of this Lease shall be for a period
     ------------   --------------
of three (3) years beginning on the Commencement Date (the "Term").

     Section 1.03.  Option to Extend. Provided it is not in default hereunder,
     ------------   ----------------
Tenant shall have the option to extend the term of this Lease for an additional three (3) years provided Tenant gives Landlord written notice of its election to extend at least six (6) months prior to the end of the original Term hereof. All of the provisions hereof shall remain the same during any extension except the annual rent shall be increased by nine (9%) percent.

     Section 1.04.  No Warranties by Landlord. LANDLORD MAKES NO WARRANTY,
     ------------   -------------------------
EXPRESS OR IMPLIED, TO ANYONE, AS TO THE FITNESS, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE PREMISES. LANDLORD DISCLAIMS ANY FURTHER LIABILITY FOR LOSS, DAMAGE OR INJURY TO TENANT OR THIRD PARTIES AS A RESULT OF ANY CONDITION OF THE PREMISES. REGARDLESS OF CAUSE,

LANDLORD SHALL NOT BE LIABLE FOR LOSS OF PROFITS OR ANY OTHER DIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES. LANDLORD LEASES THE PREMISES "AS IS".

                                  ARTICLE II
                                  ----------
                                     RENT
                                     ----

     Section 2.01. Rent. During the Term hereof, Tenant shall pay to Landlord
     ------------  ----
the annual rent of $212,700 payable in equal monthly installments of $17,725 in advance, on or before the 10th day of each month.

     Section 2.02. Late Charge. Tenant agrees that if rent or any other sum is
     ------------  -----------
due and payable pursuant to this Lease, and such amount remains due and unpaid ten (10) days after said amount is due, such amount shall be increased by a late charge equal to four (4%) percent of the amount due. The amount of the late charge shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section shall not in any way affect Landlord's remedies for default pursuant to this Lease.

     Section 2.03. Triple Net Lease. It is the intention of the parties hereto
     ------------  ----------------
that the Landlord shall receive the rents and any sum or sums which may become payable hereunder by the Landlord under any contingency free from all taxes, charges, expenses, damages and deductions of every kind whatsoever, and that the Tenant shall and hereby expressly agrees to pay all such other sums which, except for the execution and delivery of this Lease, would have been chargeable against the Premises and payable by Landlord.


                                  ARTICLE III
                                  -----------
                                      USE
                                      ---

     Section 3.01. Use of Premises. The Premises may be used for general office
     ------------  ---------------
space and related purposes and for no other use or purpose without the prior written consent of the Landlord in each instance.


                                  ARTICLE IV
                                  ----------
                                     TAXES
                                     -----

     Section 4.01. Personal Property Tax. Tenant shall pay before delinquency,
     ------------  ---------------------
all taxes, assessments, license fees and other charges that are levied against any of Tenant's personal property installed or located in or on the Premises, and that become payable during the term.

     Section 4.02.  Real Property Tax. Tenant shall pay all Real Property taxes
     ------------   -----------------
and assessments on the Premises including any increases in value or rate. Tenant shall pay and discharge such taxes no later than the due date, and shall provide Landlord evidence of such payment. The Real Property taxes shall be prorated between the parties for any partial years during the Term hereof.

                                   ARTICLE V
                                   ---------
                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

     Section 5.01.  Tenant's Responsibilities.
     ------------   -------------------------

     (a) At all times during the Term, Tenant shall at its own expense, put and maintain in thorough repair and in good and safe condition all of the Premises. Tenant shall keep and maintain the Premises in good order, condition and repair, in a clean, sanitary, and safe condition in accordance with the laws of the State of North Carolina, and in accordance with all applicable directions, rules, and regulations of any proper officer of the governmental agencies having jurisdiction over the Premises. Tenant shall permit no waste, damage, or injury to the Premises. If at any time and from time to time during the Term, and any renewal thereof, Tenant shall fail to make any maintenance, repair or replacements in and to the Premises as required in this Lease, after thirty (30) days' written notice to Tenant or to commence and diligently complete repairs that cannot be completed within thirty
          (30) days, Landlord shall have the right, but not the obligation, to enter the Premises and to make the same for and on behalf of Tenant, and all sums so expended by Landlord shall be deemed to be additional rent hereunder and payable to Landlord upon demand.

     (b) At the expiration or other termination of the Term, Tenant will surrender the Premises in good order, repair and condition.

     Section 5.02.  Alterations. Without the prior written consent of Landlord,
     ------------   -----------
Tenant shall not make any alterations, changes and improvements to the Premises. In the event Landlord consents to such alterations, Tenant shall (a) pay all costs and expense thereof, and (b) make such alterations, changes and improvements in a good and workmanlike manner, with new materials of first-class quality, and in accordance with all applicable laws and building regulations.

     Section 5.03.  Landlord's Right of Access. Landlord and its agents shall
     ------------   --------------------------
have free access to the Premises during all reasonable and regular business hours for the purpose of examining the same, to ascertain if they are in good repair, to make any repairs not made by Tenant and to exhibit the same to prospective purchasers or tenants.

                                  ARTICLE VI
                                  ----------
                                   UTILITIES
                                   ---------

     Section 6.01. Tenant to Provide Utilities. Tenant shall pay all light,
     ------------  ---------------------------
power, gas, telephone, water, fuel and other utility charges and shall be responsible for its own heat and air conditioning. Landlord shall not be liable for any interruption of gas, water, heat, air-conditioning, electricity or other utility in the Premises.

                                  ARTICLE VII
                                  -----------
                                 SUBORDINATION
                                 -------------

     Section 7.01. Subordination of Lease. The Tenant agrees that this Lease,
     ------------  ----------------------
shall be subordinate to any mortgages or deeds of trust presently or hereafter placed upon the Premises, or any part thereof, and to any and all advances, past or future, made thereunder. The subordination shall be automatic and shall not require the execution of any additional subordination agreement. The Tenant agrees, however, immediately upon the request of the Landlord, to execute a subordination agreement in recordable form.

     Section 7.02. Quiet Enjoyment. Landlord covenants that so long as Tenant
     ------------  ---------------
continues to pay rent and is otherwise in compliance with the terms of this Lease, Tenant shall at all times during the Term, peaceably and quietly enjoy the Premises without any disturbance from the Landlord or from any other person claiming through Landlord.

                                 ARTICLE VIII
                                 ------------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 8.01. Restriction. Tenant shall not cause or permit, by operation
     ------------  -----------
of law or otherwise, any assignment, encumbrance or transfer of this Lease or any estate or interest therein without the prior written consent of Landlord. Tenant shall not sublet the Premises or any part thereof without the prior written consent of Landlord. Landlord's consent to any such assignment, transfer or subletting shall not constitute consent to any further assignment or subletting.

                                  ARTICLE IX
                                  -----------
                                   INSURANCE
                                   ---------

     Section 9.01. Liability Insurance. Tenant shall procure, keep in force, and
     ------------  -------------------
pay for comprehensive public liability insurance indemnifying Landlord and Tenant against all claims and demands for injury to or death of persons or damage to property which may be claimed to have occurred upon the Premises in amounts which shall be not less than one million ($1,000,000) dollars for general liability.

     Section 9.02. Hazard Insurance. During this Lease, Tenant at its own cost
     ------------  ----------------
and expense, shall insure the Premises and any improvements thereon in an amount equal to one hundred (100%) percent of the replacement value of such improvements. Tenant shall pay the insurance premiums when due and shall promptly exhibit to Landlord paid receipts or copies thereof.

     Section 9.03. Terms of Insurance. For all insurance hereunder, Landlord
     ------------  ------------------
shall be a named insured on each policy and Tenant's insurance shall not be cancelled without thirty (30) days prior written notice from the insurance company to the Landlord.

     Section 9.04. Waiver of Subrogation. Tenant and Landlord each hereby agree
     ------------  ---------------------
(to the extent that such agreement does not invalidate coverage under any policy of insurance) to mutually release and relieve the other from all claims and liabilities arising from or caused by any hazard covered by insurance on the Premises and/or the property of which the Premises are a part, or covered by insurance in connection with property on or activities conducted in or about the Premises, regardless of the cause of the damage or loss, provided that this release shall apply only to the extent that such loss is covered by such insurance.

                                   ARTICLE X
                                   ---------
                                    NOTICES
                                    -------

     Section 10.01. Notice Delivery. Any notice which, under this Lease or under
     -------------  ---------------
any law now or hereafter in force, is required to be given may be given personally, telecopied or by certified or registered mail, return receipt requested or by a nationally recognized overnight service at the following addresses envelope directed as follows:

     (a)  To Landlord at:     Rhino Real Estate LLC
                              104 Cambridge Plaza Drive
                              Winston-Salem, NC 27104

     (b)  To Tenant at:       Blue Rhino Corporation
                              104 Cambridge Plaza Drive
                              Winston-Salem, NC 27104

or at such other address as Tenant or Landlord may designate in writing.

                                  ARTICLE XI
                                  ----------
                              MEMORANDUM OF LEASE
                              -------------------

     Section 11.01. Recording of Memorandum. Either Landlord or Tenant may
     -------------  -----------------------
record this Lease. Either party shall, at the request of the other, execute, acknowledge and deliver at any time a Memorandum of Lease in due form proper for recordation prepared by the requesting party.

                                  ARTICLE XII
                                  -----------
                   DAMAGE OR DESTRUCTION OF PREMISES BY FIRE
                   -----------------------------------------
                               OR OTHER CASUALTY
                               -----------------

     Section 12.01. Repair After Casualty.
     -------------  ---------------------

     (a) In the event that the Premises are damaged or destroyed by fire or other casualty, except as otherwise provided herein and to the extent of any insurance proceeds received, Landlord shall commence promptly, and with reasonable dispatch continue, to restore the Premises (excluding Tenant's property) to substantially the same condition as existed immediately preceding the damage or destruction. All insurance proceeds for damage or destruction to the Premises by fire or other casualty shall be paid directly to Landlord, to be held in trust and applied to the payment of the restoration. If as a result of such damage or destruction the Premises shall be partially or totally unsuitable or unfit for Tenant's purposes, use and occupation, then and in that event the rental herein reserved shall be reduced and adjusted in a proportionate amount as determined by Landlord until the Premises have been restored and repaired.

     (b) If Landlord does not receive sufficient insurance proceeds to pay for the cost of the complete repair or restoration, then either party may terminate this Lease upon thirty (30) days written notice to the other party.

     Section 12.02. Right to Cancel. If the Premises are destroyed or damaged to
     -------------  ---------------
the extent of seventy-five percent (75%) of their full insurable value (excluding land), or during the last year of the Term to the extent of twenty-five percent (25)% of their then full insurable value (excluding land), then Tenant or Landlord shall have the right to cancel and terminate this Lease as of the date of such damage or destruction by giving written notice thereof within thirty (30) days after the date of said damage or destruction, and all insurance proceeds received or receivable under any policy of insurance shall be retained by Landlord.

                                  ARTICLE XIII
                                  ------------
                                    DEFAULT
                                    -------

Section 13.01. Events of Default.
-------------  -----------------

(a) The happening of any one or more of the following listed events shall constitute a breach of this Lease on the part of Tenant, namely:

     (1) The failure of Tenant to pay any rent or other payment or charge payable under this Lease when the same is due and payable.

     (2) The failure of Tenant to perform fully and promptly any act required of it in the performance of this Lease or to comply otherwise with any term or provision thereof other than those requiring the payment of rent or other charges, which failure shall continue for thirty (30) days after delivery by Landlord to Tenant of written notice thereof.

     (3) The commencement in any court or tribunal of any proceeding, voluntary or involuntary, to declare Tenant insolvent or unable to pay their debts, which proceeding is not dismissed within thirty (30) days.

     (4) The appointment by any court or under any law of a receiver, trustee or other custodian of the property, assets or business of the Tenant, which appointment is not vacated or set aside within thirty (30) days.

     (5) The levy of execution, attachment or taking of property, assets or the leasehold interest of Tenant by process of law or otherwise in satisfaction of any judgment, debt or claim.

     Upon the occurrence of an event of default as defined above, Landlord shall have the right, at its option, to terminate this Lease; and if Landlord shall exercise such right of election, the same shall be effective as of the date of the event of default upon written notice of Landlord's election given by Landlord to Tenant at any time after that date of such event of default; or Landlord, if it shall so elect, may terminate Tenant's right to possession or occupancy only, without terminating the Term of the Lease.

(b) Upon any termination of the Term hereof, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession or occupancy of the Premises without terminating the Term hereof, Tenant shall surrender possession and vacate the Premises and deliver possession thereof to Landlord; and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and without process of law to repossess the Premises and to expel or remove Tenant and any others who may be occupying the Premises and to remove therefrom any and all property using for such purpose such force as may be necessary without being guilty of or liable for trespass, eviction or forcible entry or detainer and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law. Except as otherwise expressly provided in this Lease, Tenant hereby expressly waives the service and demand for the payment of rent or for possession of the Premises or to reenter the Premises, including any and every form of demand and notice prescribed by any statute or other law.

     (c) If Landlord shall elect to terminate Tenant's right to possession only as above provided, without terminating the Term hereof, Landlord at its option may enter into the Premises, remove Tenant's property and other evidences of tenancy and take and hold possession thereof without such entry and possession terminating the Term hereof or otherwise releasing Tenant in whole or in part from its obligation to pay the rent herein reserved for the full Term. Upon and after entry into possession without termination of the Term, Landlord may relet the Premises or any part for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time, and upon such terms as Landlord in its sole discretion shall determine. If any rent collected by Landlord upon such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent herein reserved, and all other charges of every type which are in this Lease and not theretofore paid by Tenant, together with the costs incurred by Landlord in connection with the reletting of the Premises including advertising and broker's commission as well as all costs of repairs, alterations, redecoration or remodelling, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand; and if the rent so collected from such reletting is more than sufficient to pay the full amount of the rent reserved hereunder, together with the aforementioned costs, any balance then remaining such belong to Landlord. Any suit or proceeding brought to collect any deficiency or rent shall not prejudice or preclude in any way the right of the Landlord to collect any deficiencies thereafter arising by similar suit or proceeding. For purposes of this sub-section, the rent due from Tenant shall be computed on the basis of the average monthly rent due from Tenant during the twelve (12) full months prior to default.

     (d) In the event that the Tenant should default hereunder, Landlord shall be entitled to recover reasonable attorneys' fees and all other costs incurred by Landlord in enforcing its rights hereunder.

                                  ARTICLE XIV
                                  -----------
                                   INDEMNITY
                                   ---------

     Section 14.01. Tenant's Indemnity.  Tenant shall indemnify and hold
     -------------  ------------------
harmless Landlord from and against any and all claims arising from (a) Tenant's use of the Premises or the conduct of its business; (b) any act or omission done, permitted or suffered by Tenant in or about the Premises; or (c) any breach or default in the performance of any obligation of Tenant under the terms of this Lease, which indemnity shall include reasonable court costs and attorneys' fees.

                                  ARTICLE XV
                                  ----------
                                 CONDEMNATION
                                 ------------

     Section 15.01. Effect of Condemnation.  If the whole of the Premises shall
     -------------  ----------------------
be acquired or condemned by eminent domain for any public use or purpose, or if part of the Premises is so taken and the part remaining is insufficient for the reasonable use of the Tenant, either Landlord or Tenant may elect to terminate this Lease. If this Lease shall thus be terminated, rent shall be payable up to the date that physical possession is taken by the condemning authority. All sums awarded or agreed upon between the Landlord and the condemning authority for such taking shall be the property of the Landlord, and the Tenant shall not be entitled to any part of the condemnation award or purchase price, except for any portion separately awarded to Tenant for Tenant's personal property.

                                  ARTICLE XVI
                                  -----------
                                 ENVIRONMENTAL
                                 -------------

     Section 16.01. Hazardous Substances.  Tenant shall not, without Landlord's
     -------------  --------------------
prior written consent, after full disclosure, use, store, manufacture, transport or dispose of any Hazardous Material (as hereinafter defined) on or about the Premises. Tenant shall not install or permit the installation or maintenance of an underground fuel storage tank on the Premises. Tenant shall not violate any applicable Environmental Laws (as hereinafter defined) relating to or affecting the Premises. Tenant shall comply with and ensure compliance by Tenant's agents, contractors, employees, servants, lessees or concessionaires, with all applicable Environmental Laws relating to or affecting the Premises and shall keep the Premises free and clear of any liens imposed pursuant to any applicable Environmental Laws. Tenant has obtained and will at all times continue to obtain and/or maintain all licenses, permits and/or other governmental or regulatory actions necessary to comply with Environmental Laws (the "Permits") and Tenant is in full compliance with the terms and provisions of the Permits and will continue to comply with the terms and provisions of the Permits. Tenant shall immediately give Landlord oral and written notice of any spill of Hazardous Materials or in the event that Tenant receives any notice from any governmental agency, entity, or any other party with regard to Hazardous Materials on, from or affecting the Premises and shall conduct and complete all investigations, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Premises in accordance with all applicable Environmental Laws.

     Section 16.02. Tenant's Environmental Indemnity. Tenant hereby agrees to
     -------------  --------------------------------
indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, damages, injuries (including, without limitation, attorneys' fees and expenses) and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Landlord for, with respect to, or as a direct result of (a) the presence on, or under, or the escape, spillage, emission or release from the Premises of any Hazardous Material caused by or within the control of Tenant; (b) the violation of any Environmental Laws relating to or affecting the Premises, caused by or within the control of Tenant; (c) or the failure by Tenant to comply fully with the terms and provisions of this paragraph. For purposes of this Lease, "Hazardous Material" means and includes any petroleum products, any flammable explosives, radioactive materials, asbestos or any material containing asbestos, and/or any hazardous, toxic or dangerous waste, substance or material defined as such in (or for the purposes of) the Environmental Laws. For the purposes of this Lease, "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, any "Super Fund" or "Super Lien" law, or any other federal, state or local law, regulation, decree, regulating, relating to or imposing liability or standards of conduct concerning any petroleum products, any flammable explosives, radioactive materials, asbestos or any material containing asbestos, and/or hazardous, toxic or dangerous waste, substance or material, as may now or at any time hereafter be in effect. The obligations and liabilities of Tenant under this Section shall survive this Lease.


                                 ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------

     Section 17.01. Governing Law. This Lease shall be governed by and construed
     -------------  -------------
in accordance with the laws of the State of North Carolina.

     Section 17.02. Partial Invalidity. In the event that any term, covenant,
     -------------  ------------------
condition or provision of this Lease shall at any time or to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     Section 17.03. Waiver. No waiver of any breach of a provision of this
     -------------  ------
Lease shall be construed to be a waiver of any succeeding breach of the same or any other provision.

     Section 17.04. Entire Agreement. This Lease represents the entire agreement
     -------------  ----------------
of the parties. This Lease supersedes and cancels any prior oral or written lease, negotiation, arrangement, agreement and understanding between the parties pertaining to the Premises.

     Section 17.05. Binding Effect. This Lease shall inure to the benefit of,
     -------------  --------------
and be binding upon, the parties hereto, and their heirs, executors, administrators, successors and assigns. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved in writing by the Landlord as is provided elsewhere in this Lease.

     Section 17.06. Headings. The headings or captions of Articles and Sections
     -------------  --------
are for identification purposes only and do not limit or construe the contents of the Articles and Sections.


     IN WITNESS WHEREOF, the parties hereto have executed this Lease and affixed their seals, the day and year first above written.


                                             LANDLORD:
                                             Rhino Real Estate LLC,
                                             a North Carolina limited
                                             liability company


                                             BY: /s/ Billy D. Prim
                                                 -------------------------
                                                              Manager


                                             TENANT:
                                             Blue Rhino Corporation,
                                             a Delaware corporation


ATTEST:                                      BY: /s/ Billy D. Prim
                                                 -------------------------
/s/ Mark Castaneda                                             President
-------------------------
          Secretary

[CORPORATE SEAL]

NORTH CAROLINA   )
                 )
FORSYTH COUNTY   )

     I, Abbye R. Caudle a Notary Public of the County and State aforesaid,
        ---------------
certify that Mark Castaneda personally came before me this day and acknowledged
             --------------
that he is the Secretary of Blue Rhino Corporation, a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by its Secretary.

     Witness my hand and official seal, this the 11/th/ day of November, 1998
                                                 ------        --------

[SEAL APPEARS HERE]                      /s/ Abbye R. Caudle
                                         -----------------------
                                             Notary Public


********************************************************************************

NORTH CAROLINA   )
                 )
FORSYTH COUNTY   )

     I, Abbye R. Caudle, a Notary Public for said County and State, do hereby
        ---------------
certify Billy D. Prim, Manager of Rhino Real Estate LLC, a North Carolina
        -------------
limited liability company, personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of the Company.

     Witness my hand and office stamp this the 11/th/ day of November 1998.
                                               ------        --------

[SEAL APPEARS HERE]                      /s/ Abbye R. Caudle
                                         -----------------------
                                             Notary Public